               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  July 19, 2000


                         AMR CORPORATION
     (Exact name of registrant as specified in its charter)


    Delaware                    1-8400                  75-1825172
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
 (Address of principal executive offices)              (Zip Code)


                         (817) 963-1234
                (Registrant's telephone number)

Item 5.   Other Events

AMR  Corporation  (the  "Company") is  filing  herewith  a  press release  issued on July 19, 2000 by the Company as  Exhibit  99.1 which is included herein. This press release was issued to report the Company's second quarter 2000 earnings.

Item 7.   Financial Statements and Exhibits

The following exhibit is included herein:

99.1      Press Release

                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  July 20, 2000

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                          EXHIBIT INDEX


Exhibit        Description

99.1      Press Release

                                                Exhibit 99.1



                              Contact:  Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577

FOR RELEASE: Wednesday, July 19, 2000


             AMR REPORTS SECOND-QUARTER EARNINGS OF
               $285 MILLION BEFORE A SPECIAL ITEM


          FORT WORTH, Texas - AMR Corporation, parent company of American Airlines, Inc., today reported second-quarter net earnings of $285 million, or $1.75 per common share diluted, before a special item. This compares to net earnings from continuing operations of $216 million, or $1.36 per common share diluted, in the same period in 1999. After accounting for the special item, a $36 million after-tax gain from the sale of its warrants on priceline.com stock, AMR reported net earnings of $321 million, or $1.96 per common share diluted.
     "A strong economy drove record levels of traffic during the second quarter, resulting in outstanding revenue performance in all aspects of the business," said Donald J. Carty, AMR's chairman and CEO. "Special thanks go to our people around the system who put forth a tremendous effort to serve a record number of passengers."
     "While fuel prices continued to be a challenge, our fuel hedging program helped temper the impact and saved us more than $100 million in the quarter," Carty said.
     Carty said American's "More Room Throughout Coach" initiative continues to be a big hit among customers and employees, citing a regular flow of e-mails and letters praising the added space. American has now reconfigured nearly 90 percent of its domestic fleet - more than 500 aircraft - to provide more leg room throughout the entire coach cabin.







                            --more--

AMR Second Quarter Earnings
July 19, 2000
Page 2


                               ---

Editor's Note: AMR's Chief Financial Officer, Tom Horton, will be available to answer questions during a telephone news conference on Wednesday, July 19, from 3 p.m. to 3:45 p.m. EDT. Reporters interested in joining the conference should call 817-967-1577 for details.

                               ---

Statements in this news release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this release, the word "expects" and similar expressions are intended to identify forward-looking statements. All forward-looking statements in this release are based upon information available to the Company
on the date of this release.   The company undertakes no
obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements are subject to a number of factors that could cause actual results to differ materially from our expectations. Additional information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to the Form 10-K for the year ended Dec. 31, 1999.

             Detailed financial information follows.

                         AMR CORPORATION
              CONSOLIDATED STATEMENTS OF OPERATIONS
             (in millions, except per share amounts)
                           (Unaudited)

                              Three Months Ended June 30, Percent
                                    2000        1999      Change
Revenues
    Passenger - American Airlines $4,186       $ 3,751      11.6
              - AMR Eagle            368           340       8.2
    Cargo                            180           164       9.8
    Other revenues                   277           286      (3.1)
      Total operating revenues     5,011         4,541      10.4

Expenses
  Wages, salaries and benefits     1,674         1,561       7.2
  Aircraft fuel                      567           414      37.0
  Depreciation and amortization      294           268       9.7
  Maintenance, materials
   and repairs                       272           223      22.0
  Commissions to agents              273           298      (8.4)
  Other rentals and landing fees     256           241       6.2
  Food service                       198           185       7.0
  Aircraft rentals                   151           162      (6.8)
  Other operating expenses           809           775       4.4
      Total operating expenses     4,494         4,127       8.9
Operating Income                     517           414      24.9

Other Income (Expense)
  Interest income                     34            17         *
  Interest expense                  (115)          (94)     22.3
  Interest capitalized                36            29      24.1
  Miscellaneous - net                 50            (6)        *
                                       5           (54)        *
Income From Continuing Operations
    Before Income Taxes              522           360      45.0
Income tax provision                 201           144      39.6
Income From Continuing Operations    321           216      48.6
Income From Discontinued
Operations (net of applicable
income taxes and minority
interest)                              -            52         -
Net Earnings                      $  321      $    268      19.8







Continued on next page.

                         AMR CORPORATION
        CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
             (in millions, except per share amounts)
                           (Unaudited)

                               Three Months Ended June 30,
                                    2000         1999
Earnings Per Common Share
Basic
Income from Continuing Operations $  2.15      $   1.41
Discontinued Operations                -           0.35
Net Earnings                      $  2.15      $   1.76

Diluted
Income from Continuing Operations $  1.96      $   1.36
Discontinued Operations                -           0.34
Net Earnings                      $  1.96      $   1.70

Number of Shares Used in
Computation
  Basic                               150           153
  Diluted                             164           158





















*  Greater than 100%

                         AMR CORPORATION
              CONSOLIDATED STATEMENTS OF OPERATIONS
             (in millions, except per share amounts)
                           (Unaudited)

                             Six Months Ended June 30,   Percent
                                    2000        1999      Change
Revenues
    Passenger - American Airlines $7,956      $  7,071      12.5
              - AMR Eagle            706           611      15.5
    Cargo                            347           309      12.3
    Other revenues                   579           557       3.9
      Total operating revenues     9,588         8,548      12.2

Expenses
  Wages, salaries and benefits     3,291         3,028       8.7
  Aircraft fuel                    1,120           763      46.8
  Depreciation and amortization      582           521      11.7
  Maintenance, materials
   and repairs                       543           480      13.1
  Commissions to agents              530           586      (9.6)
  Other rentals and landing fees     493           470       4.9
  Food service                       383           352       8.8
  Aircraft rentals                   304           322      (5.6)
  Other operating expenses         1,613         1,566       3.0
      Total operating expenses     8,859         8,088       9.5
Operating Income                     729           460      58.5

Other Income (Expense)
  Interest income                     66           41       61.0
  Interest expense                  (234)        (187)      25.1
  Interest capitalized                74           62       19.4
  Miscellaneous - net                 44           24       83.3
                                     (50)         (60)     (16.7)
Income From Continuing Operations
    Before Income Taxes              679           400      69.8
Income tax provision                 269           167      61.1
Income From Continuing Operations    410           233      76.0
Income From Discontinued
Operations (net of applicable
income taxes and minority
interest)                             43           129     (66.7)
Gain on Sale of Discontinued
Operations (net of applicable
income taxes)                          -            64         -
Net Earnings                      $  453      $    426       6.3



Continued on next page.

                         AMR CORPORATION
        CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
             (in millions, except per share amounts)
                           (Unaudited)

                                Six Months Ended June 30,
                                    2000         1999
Earnings Per Common Share
Basic
Income from Continuing Operations $  2.75      $   1.49
Discontinued Operations              0.29          1.24
Net Earnings                      $  3.04      $   2.73

Diluted
Income from Continuing Operations $  2.58      $   1.45
Discontinued Operations              0.27          1.20
Net Earnings                      $  2.85      $   2.65

Number of Shares Used in
Computation
  Basic                               149          156
  Diluted                             159          161






























*  Greater than 100%

                         AMR CORPORATION
                      OPERATING STATISTICS
                           (Unaudited)

                             Three Months Ended June 30,   Percent
                                      2000        1999     Change
American Airlines
Revenue passenger miles (millions)    30,449     28,908       5.3
Available seat miles (millions)       40,095     40,406      (0.8)
Cargo ton miles (millions)               571        511      11.7
Passenger load factor                   75.9%      71.5%      4.4 pts.
Breakeven load factor                   65.6%      63.2%      2.4 pts.
Passenger revenue yield per
 passenger mile (cents)                13.75      12.97       6.0
Passenger revenue per available
 seat mile (cents)                     10.44       9.28      12.5
Cargo  revenue yield per
 ton mile (cents)                      31.04      31.67      (2.0)
Operating expenses per available
 seat mile (cents)                     10.24       9.31      10.0
Fuel consumption (gallons,
  in milions)                            759        745       1.9
Fuel price per gallon (cents)           71.0       53.0      33.9
Fuel price per gallon, excluding
 fuel taxes (cents)                     65.9       48.4      36.2
Operating aircraft at period-end         712        697       2.2

AMR Eagle
Revenue passenger miles (millions)       961        885       8.6
Available seat miles (millions)        1,546      1,422       8.7
Passenger load factor                   62.2%      62.2%        -
Operating aircraft at period-end         272        260       4.6

AMR Corporation
Average Equivalent Number of Employees
        AA Jet Operations             91,500     86,500
        Other                         14,400     14,500
           Total                     105,900    101,000

                         AMR CORPORATION
                      OPERATING STATISTICS
                           (Unaudited)

                                Six Months Ended June 30,  Percent
                                      2000        1999     Change
American Airlines
Revenue passenger miles (millions)    57,471     54,198       6.0
Available seat miles (millions)       80,115     78,109       2.6
Cargo ton miles (millions)             1,117        942      18.6
Passenger load factor                   71.7%      69.4%      2.3 pts.
Breakeven load factor                   64.6%      64.9%     (0.3) pts.
Passenger revenue  yield per
 passenger mile (cents)                13.84      13.05       6.1
Passenger revenue per available
 seat mile (cents)                      9.93       9.05       9.7
Cargo revenue yield per
 ton mile (cents)                      30.69      32.36      (5.2)
Operating expenses per available
 seat miles (cents)                    10.10       9.46       6.8
Fuel consumption (gallons,
 in millions)                          1,489      1,432       4.0
Fuel price per gallon (cents)           71.6       51.0      40.4
Fuel price  per gallon, excluding
 fuel taxes (cents)                     66.3       46.6      42.3
Operating aircraft at period-end         712        697       2.2

AMR Eagle
Revenue passenger miles (millions)     1,822      1,591      14.5
Available seat miles (millions)        3,060      2,633      16.2
Passenger load factor                   59.6%      60.4%     (0.8) pts.
Operating aircraft at period-end         272        260       4.6
